UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): FEBRUARY 12, 2007
CRAWFORD & COMPANY
(Exact name of Registrant as specified in its charter)
GEORGIA
(State or other jurisdiction of incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)
5620 Glenridge Drive, N.E., Atlanta, Georgia 30342
(Address of principal executive offices) (Zip Code)
(404) 256-0830
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition
     On February 12, 2007, Crawford & Company (the “Company”) issued a press release containing information about the Company’s financial condition, results of operations, and cash flows for the fourth quarter of 2006 and year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.
     The press release contains non-GAAP financial measures and a reconciliation to the related GAAP measure is included. Operating earnings is one of the key performance measures used by the Company’s senior management to evaluate the performance of its business and make resource allocation decisions. The Company believes this measure is useful to investors in that it allows them to evaluate its performance using the same criteria that management uses.

ITEM 9.01.	Financial Statements, Pro Forma Financial Statements and Exhibits
(c)	Exhibits

Exhibit No.	Description
99.1	Press Release dated February 12, 2007

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)
By:	/s/ W. BRUCE SWAIN
W. Bruce Swain
Executive Vice President - Chief Financial Officer

Dated: February 12, 2007

EXHIBIT INDEX

Number	Descriptions
99.1	Press Release issued February 12, 2007

4